                                 Exhibit 10(a)

                               AMDAHL CORPORATION

                              OFFICER LOAN PROGRAM

                     (As amended through January 26, 1994)



     A.  PURPOSE:  Pursuant to the specific authority granted to the Board of
         -------
Directors ("Board") under the Company's Stock Option Plan (1971), Stock Option Plan (1974) and Non-Qualified Stock Option Plan (1982), and pursuant to the general authority conferred upon the Board by the Delaware General Corporation Law, the Board hereby implements this Officer Loan Program ("Loan Program") in order to enable the Company to provide its officers with limited financial assistance in connection with (i) the acquisition of shares of Company common stock ("Shares") under the employee stock plans identified below and/or (ii) the satisfaction of the federal, state and other tax withholding obligations incurred in connection with such acquisition. The plans (collectively the "Plans") to which this Program shall pertain are the following employee stock plans approved by the Company's shareholders:

          1.   Amdahl Corporation Stock Option Plan (1971),
          2.   Amdahl Corporation Stock Option Plan (1974),
          3.   Amdahl Corporation Non-Qualified Stock Option Plan (1982), and
          4.   Amdahl Corporation Restricted Stock Plan.

          UNDER NO CIRCUMSTANCES SHALL ANY FINANCIAL ASSISTANCE BE PROVIDED UNDER THIS LOAN PROGRAM IN CONNECTION WITH THE ACQUISITION OF SHARES UPON EXERCISE OF AN INCENTIVE STOCK OPTION (WITHIN THE MEANING OF SECTION 422A OF THE INTERNAL REVENUE CODE) GRANTED UNDER ANY OF THE PLANS, UNLESS (A) THE INCENTIVE STOCK OPTIONS ARE OUTSTANDING ON NOVEMBER 1, 1986 AND HELD BY OFFICERS SUBJECT TO THE PROVISIONS OF SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934 OR (B) THE INSTRUMENT EVIDENCING THE GRANT SPECIFICALLY PERMITS THE OPTIONEE TO APPLY FOR A LOAN OR GUARANTY FROM THE COMPANY.

          B.   ADMINISTRATION:  The Loan Program shall be administered by the
               --------------
Board. The Board may at any time appoint a committee ("Committee") comprised of three or more members of the Board to administer the provisions of the Loan Program. The Board or the Committee, whichever is the program administrator, shall have full authority to adopt rules and regulations for the proper administration of the Loan Program and may from time to time establish general policies for the approval of loans (as well as the guarantees of third-party loans) under the Loan Program and delegate the administration of such policies to one or more officers of the Company. The program administrator (whether the Board or the Committee) shall also have the authority to delegate to any officer or officers of the Company one or more of its other administrative duties (including, without limitation, the authority to accept promissory notes and stock pledge agreements on behalf of the Company and to extend the term of one or more outstanding notes or guarantees). Decisions of the program administrator (or its delegate) with respect to any issue or matter which may arise under the Loan Program shall be final and binding on all interested parties.

          C.   ELIGIBILITY FOR FINANCIAL ASSISTANCE:  Officers or other
               ------------------------------------
specifically designated employees of the Company who, under the Company's Policy "Transactions in Amdahl Securities", are subject to restrictions on trading in Amdahl Securities during the periods specified in the Policy, and who acquire or vest in Shares under one or more of the Plans may in connection with such acquisition or vesting apply to the program administrator for (i) a loan from the Company or (ii) a guarantee by the Company of a third-party loan in accordance with the provisions of this Loan Program.

          The program administrator shall have complete discretion in determining whether to approve an application for a loan or guarantee in whole or in part and shall not recommend the extension of any loan or guarantee unless it is reasonably assured that the loan proceeds are to be applied solely to (i) the satisfaction of the applicant's obligations to the Company with respect to the acquisition cost of Shares acquired under the Plans and/or (ii) the satisfaction of federal, state and other tax withholding requirements which arise by reason of such acquisition or by reason of the applicant's vesting in Shares issued under the Restricted Stock Plan. Loans shall not be made, nor guarantees extended, under this Loan Program for any other purposes.

          D.   EXTENSION OF LOANS:  The Company shall, upon the program
               ------------------
administrator's recommendation, extend a loan to an eligible applicant (for purposes of this Section D, the "Borrower"); provided, however, that such loan shall be subject to the following terms and conditions:

          1. The proceeds of the loan must be used solely for the purposes specified in Section C.

          2. The principal balance of the loan shall not exceed the following limits:

               (a) If the loan is extended on the date that Shares are acquired under one of the Plans, the principal balance of the loan shall not exceed the acquisition cost of the Shares, plus the amount of federal, state, and other applicable taxes required to be withheld with respect to the acquired Shares. However, if the Shares are being acquired under the Restricted Stock Plan, the principal balance of the loan shall in no event exceed 50 percent of the fair market value of such Shares on the date of acquisition.

               (b) If the loan is extended on the date that the applicant vests in Shares acquired under the Restricted Stock Plan, the principal balance of the loan shall not exceed the lesser of (i) the amount of federal, state and other
                          ------
applicable taxes
required to be withheld on the vested Shares or (ii) 50 percent of the fair market value of such Shares on the date of vesting.

               (c) The value of the Shares on the date in question shall be determined on the basis of the mean of the lowest and highest selling prices of one share of Amdahl common stock on such date on the principal exchange on which Amdahl common stock is at the time listed or admitted to trading, as officially quoted by the composite tape of transactions on such exchange.

          3. The loan shall have an initial term of six months and shall accrue interest at not less than the minimum per annum rate required to avoid the imputation of interest income to the Company and compensation income to the Borrower under Section 483 or Section 7872 of the Internal Revenue Code. Principal and accrued interest shall be payable in one lump sum at the end of such six-month period.

          4. The loan shall be evidenced by the Borrower's promissory note made payable to the Company's order. The note shall be substantially in the form of attached Exhibit A for loans extended under the Restricted Stock Plan in the form of attached Exhibit B for loans extended under all other Plans.

          5. Payment of the note is to be secured by a pledge of Shares with a fair market value (at the date the loan is made) equal to (A) 200 percent of the principal balance of the note if the loan pertains to Shares issued under the Restricted Stock Plan or (B) 150 percent of the principal balance of the note if the loan pertains to Shares issued under any other of the Plans. The Borrower shall effect such pledge by delivering to the Company (i) the certificates for the pledged Shares, accompanied by a duly endorsed assignment of stock powers, and (ii) a properly executed stock pledge agreement in substantially the form attached as Exhibit C.

          6. Provided the Borrower continues in the service of the Company or its subsidiaries, the program administrator shall be authorized to extend the period for payment of the note (principal plus accrued interest) for one or more additional 6-month periods up to a maximum aggregate term of 120 months. Each such extension shall be effected through the Borrower's delivery of a new interest-bearing note in a principal amount equal to the unpaid principal balance of the old note, plus all accrued and unpaid interest thereon. If the fair market value of the pledged Shares (at the time the term of the loan it extended) is less than 150 percent or the principal balance of the new note (or 200 percent in the case of loans pertaining to Shares issued under the Restricted Stock Plan), then the Borrower shall pledge additional shares of Amdahl common stock to the extent necessary to increase the aggregate value of the pledged Shares to the applicable 150 percent or 200 percent level.

          If insufficient Amdahl Stock is owned to reach the collateral requirements on extension, the program administrator shall accept as collateral the shares of other publicly traded companies that have readily ascertainable market value and are readily marketable, CD's or other secure long term interest bearing instruments subject to the applicable provisions of Regulation G of the Federal Reserve System.

          7. For loans outstanding as of August 1, 1985 under any of the Plans other than the Restricted Stock Plan, the increase in the aggregate fair market value required for shares of Amdahl common stock pledged as Collateral hereunder which became effective with this August 1, 1985 restatement shall be phased in pursuant to the following transitional rules:

               (i) The new 150 percent fair market value requirement shall not be applicable to any such outstanding loan for the balance of the current six-month term.

               (ii) Such loan may be extended for up to two additional six-month terms under the predecessor requirement that the fair market value of the pledged shares at the time of the extension be not less than 100 percent of the principal balance of the new note.

               (iii) Any additional extension of such loan beyond the two extensions referred to in subparagraph (ii) above shall be subject to the new requirement that the fair market value of the pledged shares at the time of such extension be not less that 150 percent of the principal balance of the new note.

          8. Each outstanding note under the Loan Program shall provide that upon the occurrence of one or more of the following events, the entire unpaid principal balance, together with accrued and unpaid interest, shall become immediately due and payable at the Company's election:

               (a) the Borrower's cessation of employment with the Company;

               (b) the insolvency of the Borrower, the commission of any act of bankruptcy by the Borrower, the execution by the Borrower of a general assignment for the benefit of creditors, the filing by or against the Borrower of any petition in bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of fifteen (15) days or more, or the appointment of a receiver or trustee to take possession of the property or assets of the Borrower; and

               (c) the reduction in the fair market value of the pledged Shares to less than 100 percent of the unpaid principal balance of the note (or 110 percent in the case of loans pertaining to Shares issued under the Restricted Stock Plan); provided, however, that no such acceleration shall occur, if the Borrower shall, within five (5) business days following notification by the Company of such reduction, (i) pledge additional shares of Company common stock and/or (ii) reduce the unpaid principal balance of the note, so that the fair market value of the pledged shares shall, after such action, equal at least the applicable 100 percent or 110 percent of the then unpaid principal balance.

          For purposes of applying the acceleration provisions above, the following provisions shall be controlling:

               (i) the Borrower shall be deemed to be in the employ of the Company for so long as he is an employee of the company or any subsidiary corporation in which the Company owns (directly or indirectly) 50 percent or more of the voting power; and

               (ii) the fair market value of the pledged Shares at any particular time shall be determined in accordance with the valuation provisions of paragraph D.2(c) above.

          9. No extension of an outstanding loan hereunder to a final due date which is more that 120 months after the date the loan was initially made hereunder shall be permitted without the prior written authorization of the Benefit Plan Administration Committee, which shall have absolute discretion in the matter.

          E.  GUARANTEE OF THIRD-PARTY LOANS.  The program administrator may, in
              ------------------------------
its sole discretion, determine that the Company shall be a guarantor of a third-party loan procured by an eligible applicant; provided, however, that such loan shall be subject to the following terms and conditions:

          1. The loan must be procured from a commercial bank or other reputable financial institution.

          2. The proceeds of the loan must be used solely for the purposes specified in Section C.

          3. The principal balance of the loan must within the limits imposed by paragraph 2 of Section D. If the loan (or guaranty) is secured by a pledge of the acquired Shares, the value of the pledged shares must satisfy the applicable requirement of paragraph 5 of Section D.

          4. The initial term of the loan shall not exceed six months; however, the program administrator may, in its discretion, extend the term of the guaranty for one more successive 6-month periods, up to a maximum aggregate term of 120 months, in connection with any similar extension of the term of the loan by the lender.

          5. All other terms and conditions of the loan (including the interest rate, the amortization schedule, and the default and acceleration provisions) shall be reasonable and customary in relation to loans which other lenders in the same geographical area are at the time extending to employees for the purpose of financing stock acquisitions under employee stock option or stock purchase plans.

          6. The applicant shall have the obligation to furnish the program administrator with satisfactory evidence confirming that the terms and conditions of the loan which the applicant requests the Company to guarantee meet all of the criteria specified above.

          F.   AMENDMENT AND TERMINATION.  The Board may at any time and from
               -------------------------
time to time suspend or terminate the operation of the Loan Program and the extension of Company loans and guarantees hereunder. Under no circumstances, however, shall any such termination or suspension adversely affect the rights and obligations of officers under any loans or guarantees at the time outstanding under the Loan Program.

                                   EXHIBIT A
                                                        RESTRICTED SHARES
                                                        -----------------


                     NOTE SECURED BY STOCK PLEDGE AGREEMENT


$___________________                                  ______________,19___
                                                      Sunnyvale, California


     FOR VALUE RECEIVED, the undersigned Maker promised to pay to the order of Amdahl Corporation ("Amdahl"), at its principal offices at 1250 East Arques Avenue, Sunnyvale, California, the principal sum of _____________________________________________________________($____________),
together with interest (from the date of this note until the date of payment) on the unpaid principal balance at higher of (i) ______ percent, compounded semi-annually, or (ii) the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to Amdahl and compensation income to the Maker under Section 483 or Section 7872 of the Internal Revenue Code. Principal and accrued interest shall be payable in one lump sum on ____________________, 19____.

     Payment shall be made in lawful tender of the United States and shall be credited first to the accrued interest then due and payable and the remainder applied to principal. Prepayment of principal, together with accrued interest, may be made at any time without penalty.

     Payment of this note is secured by shares of Amdahl common stock pledged as collateral (the "Collateral Shares") under the Maker's Stock Pledge Agreement with Amdahl, but the Maker shall remain personally liable for payment of this note and assets of the Maker, other than the Collateral Shares, may be applied to the satisfaction of the Maker's obligations hereunder. If action is instituted to collect this note, the Maker promises to pay all costs and expenses, including reasonable attorney's fees, incurred in connection with such action.

     The entire unpaid principal sum of this note, together with accrued and unpaid interest to date, shall at the election of the holder of this note become immediately due and payable upon one or more of the following events:

     1.   the Maker's cessation of employment with Amdahl;

     2. the insolvency of the Maker, the commission of any act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of any petition in bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of fifteen (15) days or more, or the appointment of a receiver or trustee to take possession of the property or assets of the Maker.

     3. the reduction in the fair market value of the Collateral Shares to an amount less than 110 percent of the unpaid principal balance of the note; provided, however, that no such acceleration shall occur under this paragraph 3 if the Maker shall, within five (5) business days following notification by Amdahl of such reduction in value, (i) pledge additional shares of Amdahl common stock as collateral and/or
          (ii) reduce the principal balance of this note, so that the fair market value of the pledged shares (the Collateral Shares and any additional shares pledged with Amdahl) shall, after such action, equal at least 110 percent of the then unpaid principal balance of this note.

     For purposes of applying the acceleration provisions of Paragraph 1 above, the Maker shall be deemed to be in the employ of Amdahl for so long as the Maker is an employee of Amdahl or any subsidiary corporation in which Amdahl owns (directly or indirectly) 50 percent or more of the voting power.

     For purposes of applying the acceleration provisions of Paragraph 3 above, the fair market value of a share of Amdahl common stock on any date in question shall be the mean of the lowest and highest selling prices of such share on such date on the principal exchange on which Amdahl common stock is at the time listed or admitted to trading, as such prices are officially quoted by the composite tape of transactions on such exchange.

     The Maker hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment of dishonor and all other notices or demands relative to this instrument.

     This note shall be construed in accordance with the laws of the State of California.



                                                    --------------------------
                                                              Maker

                                   EXHIBIT B
                                                               OPTION SHARES
                                                               -------------


                     NOTE SECURED BY STOCK PLEDGE AGREEMENT


$__________________                                       ____________, 19___
                                                          Sunnyvale, California


     FOR VALUE RECEIVED, the undersigned Maker promised to pay to the order of Amdahl Corporation ("Amdahl"), at its principal offices at 1250 East Arques Avenue, Sunnyvale, California, the principal sum of ___________________________ _____________________________________________________________($________),
together with interest (from the date of this note until the date of payment) on the unpaid principal balance at higher of (i) ______ percent, compounded semi-annually, or (ii) the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to Amdahl and compensation income to the Maker under Section 483 or Section 7872 of the Internal Revenue Code. Principal and accrued interest shall be payable in one lump sum on ____________________, 19___.

     Payment shall be made in lawful tender of the United States and shall be credited first to the accrued interest then due and payable and the remainder applied to principal. Prepayment of principal, together with accrued interest, may be made at any time without penalty.

     Payment of this note is secured by shares of Amdahl common stock pledged as collateral (the "Collateral Shares") under the Maker's Stock Pledge Agreement with Amdahl, but the Maker shall remain personally liable for payment of this note and assets of the Maker, other than the Collateral Shares, may be applied to the satisfaction of the Maker's obligations hereunder. If action is instituted to collect this note, the Maker promises to pay all costs and expenses, including reasonable attorney's fees, incurred in connection with such action.

     The entire unpaid principal sum of this note, together with accrued and unpaid interest to date, shall at the election of the holder of this note become immediately due and payable upon one or more of the following events:

     1.   the Maker's cessation of employment with Amdahl;

     2. the insolvency of the Maker, the commission of any act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of any petition in bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of fifteen (15) days or more, or the appointment of a receiver or trustee to take possession of the property or assets of the Maker.

     3. the reduction in the fair market value of the Collateral Shares to an amount less than 100 percent of the unpaid principal balance of the note; provided, however, that no such acceleration shall occur under this paragraph 3 if the Maker shall, within five (5) business days following notification by Amdahl of such reduction in value, (i) pledge additional shares of Amdahl common stock as collateral and/or
          (ii) reduce the principal balance of this note, so that the fair market value of the pledged shares (the Collateral Shares and any additional shares pledged with Amdahl) shall, after such action, equal at least 100 percent of the then unpaid principal balance of this note.

     For purposes of applying the acceleration provisions of Paragraph 1 above, the Maker shall be deemed to be in the employ of Amdahl for so long as the Maker is an employee of Amdahl or any subsidiary corporation in which Amdahl owns (directly or indirectly) 50 percent or more of the voting power.

     For purposes of applying the acceleration provisions of Paragraph 3 above, the fair market value of a share of Amdahl common stock on any date in question shall be the mean of the lowest and highest selling prices of such share on such date on the principal exchange on which Amdahl common stock is at the time listed or admitted to trading, as such prices are officially quoted by the composite tape of transactions on such exchange.

     The Maker hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment of dishonor and all other notices or demands relative to this instrument.

     This note shall be construed in accordance with the laws of the State of California.



                                                     -------------------------
                                                               Maker

                                   EXHIBIT C

                             STOCK PLEDGE AGREEMENT
                             ----------------------


     In consideration of the loan which Amdahl Corporation, a California corporation ("Amdahl") having its principal offices at 1250 East Arques Avenue, Sunnyvale, California, has on this day extended to the undersigned ____________________ in connection with the undersigned's acquisition of (or vesting in) __________ shares of Amdahl common stock under the Amdahl Corporation _____________ ("Plan"), and as security for the payment of that certain promissory note ("Note") in the principal sum of $_________ payable to Amdahl or order which the undersigned has on this day executed to evidence such loan, the undersigned hereby grants Amdahl a security interest in, and assigns, transfers to and pledges with Amdahl, the following securities and other property:

     (i) _______ shares of Amdahl common stock which have on this day been delivered to and deposited with Amdahl;

     (ii) any and all new, additional or different securities subsequently distributed with respect to the shares identified in clause (i) above which are to be delivered to and deposited with Amdahl pursuant to the requirements of paragraph 3 of this agreement;

     (iii) any and all other property and money which is delivered to or comes into the possession of Amdahl pursuant to the terms and provisions of this agreement; and

     (iv) the proceeds of any sale, exchange or disposition of the property and securities described in clauses (i), (ii) or (iii) above.

     All securities, property and money so assigned, transferred to and pledged with Amdahl shall be herein referred to as the "Collateral". Amdahl shall hold the Collateral in accordance with the following terms and provisions:

     1.   Warranties.   The undersigned hereby warrants that the undersigned
          ----------
is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from liens, adverse claims and other security interests.


     2.   Rights and Powers.
          -----------------

     (a) Amdahl may, without obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

     (i) accept in its discretion, but subject to the limitations of paragraph 8 of this agreement, other property of the undersigned in substitution for all or part of the Collateral and release Collateral to the undersigned to the extent necessary to effect such substitution, and in such event the money, property or securities received in substitution shall be held by Amdahl as security for the Note and all other indebtedness secured hereunder;

     (ii) perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this agreement; and

     (iii) transfer record ownership of the Collateral to Amdahl or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under paragraph 9 of this agreement.

     (b) Expenses reasonably incurred in the exercise of such rights and powers shall be payable by the undersigned and form part of the indebtedness secured hereunder as provided in paragraph 11.

     (c) So long as there exists no event of default under paragraph 9 of this agreement, the undersigned may exercise all shareholder voting rights and be entitled to receive any cash distribution with respect to the Collateral. Accordingly, until such time as an event of default occurs under this agreement, all proxy statements and other shareholder materials which Amdahl receives with respect to the Collateral shall be delivered to the undersigned at the address indicated below.

     3.  Duty to Deliver.
         ---------------


     (a) Any new, additional or different securities or other property which may now or hereafter become distributable with respect to the Collateral by reason of a stock dividend, stock split or reclassification of the capital stock of Amdahl or by reason of a merger, consolidation or other reorganization affecting the capital structure of Amdahl shall, upon receipt by the undersigned, be promptly delivered to and deposited with Amdahl as part of the Collateral hereunder. Any securities so delivered shall be accompanied by one or more properly endorsed stock power assignments.

     (b) The undersigned may, from time to time to the extent required to avoid the acceleration of payment under the Note, deliver additional shares of Amdahl common stock to be held in pledge hereunder. The certificates evidencing such additional shares shall be endorsed in blank by the undersigned or shall be accompanied by a property endorsed assignment of stock powers. The pledged certificates shall be subject to all the terms and provisions of this agreement and shall be released from pledge solely in accordance with the provisions of paragraphs 7 and 8 hereof.

     4.   Care of Collateral.
          ------------------

     (a) Amdahl shall exercise reasonable care in the custody and preservation of the Collateral, but shall have no obligation to initiate any action with respect to, or otherwise inform the undersigned of, any conversion, call, exchange right, preemption right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral. Amdahl shall have no duty to preserve the rights of the undersigned against adverse claims or to protect the Collateral against the possibility of a decline in market value. Amdahl shall not be obligated to take any action with respect to the Collateral requested by the undersigned unless the request is made in writing and Amdahl determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

     (b) Amdahl may at any time deliver all or part of the Collateral to the undersigned, and the receipt thereof by the undersigned shall constitute a complete and full acquittance for the Collateral so delivered. Amdahl shall accordingly be discharged from any further liability or responsibility for the delivered Collateral.

     5.   Payment of Taxes and Other Charges.  The undersigned shall pay, prior
          ----------------------------------
to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of the undersigned's failure to do so, Amdahl may at its election pay any or all of such taxes and charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and shall bear interest until paid at the minimum per annum rate of interest, compounded annually, required to avoid the imputation of interest income to Amdahl and compensation income to the undersigned under Section 483 or Section 7872 of the Internal Revenue Code.

     6.   Transfer of Collateral.  In connection with the transfer or assignment
          ----------------------
of the Note (whether by negotiation, discount or otherwise), Amdahl may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted Amdahl hereunder with respect to the Collateral so transferred. Upon such transfer, Amdahl shall be fully discharged from all liability and responsibility for the transferred Collateral.

     7.   Release of Collateral.
          ---------------------

     (a) The shares of Amdahl common stock which have on this date been pledged and deposited hereunder shall be released from pledge and returned to the undersigned within thirty (30) days after payment in full of the Note and all other indebtedness secured hereunder. There shall also be released at the same time any additional Collateral which may hereafter be pledged and deposited with Amdahl pursuant to the requirements of paragraph 3 as well as any substitute Collateral pledged hereunder pursuant to the requirements of paragraph 2(a)(i).

     (b) Provided the undersigned is not at the time otherwise in default in any of his obligations hereunder, should the undersigned make a prepayment of principal under the Note, together with payment of all accrued interest to date, then one or more shares of Amdahl common stock held as Collateral hereunder shall, subject to the limitations of paragraph 8, be released to the undersigned within thirty (30) days after such prepayment. The number of shares to be so released shall be equal to the number obtained by multiplying (i) the total number of such shares held under this Agreement at the time of the prepayment, by (ii) a fraction the numerator of which shall be the principal amount of the prepayment and the denominator of which shall be the unpaid principal balance of
the Note immediately prior to such prepayment.   In no event shall any
fractional shares be released.

     8.   Substitution or Release Collateral.  The provisions of this paragraph
          ----------------------------------
8 shall be applicable to all shares of Amdahl common stock held hereunder as Collateral and to all other property which becomes Collateral hereunder. No shares of Amdahl common stock or other Collateral held hereunder shall be substituted for any new Collateral pursuant to the provisions of paragraph 2 (a)
(i) or shall be released under paragraph 7 (b), unless there is compliance with each of the following requirements:

     (i) The substitution or release must not result in such a reduction to the aggregate fair market value of the Collateral remaining after the substitution or release that an event of acceleration will occur pursuant to the provisions of the Note.

     (ii) The substitution or release must not increase the amount by which the indebtedness secured hereunder exceeds the maximum loan value of the shares of Amdahl common stock and other Collateral immediately prior to such substitution or release.

     (iii) The substitution or release must not cause the amount of indebtedness secured hereunder to exceed the maximum loan value of the shares of Amdahl common stock and any other Collateral remaining after such substitution or release is effected. This requirement (iii), however, will be applicable only if the maximum loan value of such Amdahl shares and other Collateral prior to the substitution or release equals or exceeds the indebtedness at the time secured hereunder.

     (iv) For purposes of clauses (ii) and (iii) above, the maximum loan value of the Collateral shall be determined on the date the substitution or release is effected. The following valuation principles shall be applicable to such determination:

     a. For shares of Amdahl common stock acquired under one or more of the Amdahl employee stock option plans, the maximum loan value shall be equal to their good faith loan value under Section 207.2(e)(1) of Regulation G of the Federal Reserve Board.

     b. For shares of Amdahl common stock acquired under the Amdahl Restricted Stock Plan, the maximum loan value shall be equal to fifty percent (50%) of their fair market value at the time.

     c. For all other margin securities, the maximum loan value shall be equal to fifty percent (50%) of their fair market value at the time.

     d. For all other Collateral, the maximum loan value shall be equal to its good faith loan value under Section 207.2(e)(1) of Regulation G.

     9.   Events of Default.
          -----------------

     (a) The occurrence of one or more of the following events shall constitute an event of default under this agreement:

     (i) failure of the undersigned to pay principal and interest when due under the Note;

     (ii) the occurrence of any event of acceleration specified in the Note;

     (iii) the failure of the undersigned to perform any obligation imposed upon the undersigned by reason of this agreement; or

     (iv) the breach of any warranty of the undersigned contained in this agreement.

     (b) Upon the occurrence of any such event of default, Amdahl may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable (to the extent not already so due and payable) and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder. Any proceeds realized from the disposition of the Collateral pursuant to the power of sale hereby granted to Amdahl shall first be applied to the payment of expenses incurred by Amdahl in connection with the disposition, and the balance shall be applied to the payment of the Note and any other indebtedness secured hereunder in such order of application as Amdahl shall deem appropriate. Any surplus proceeds shall be paid over to the undersigned. In the event such proceeds prove insufficient to satisfy all indebtedness secured hereunder, then the undersigned shall be personally liable for the deficiency.

     10.  Other Remedies.     The rights, powers and remedies granted to Amdahl
          --------------
pursuant to the provisions of this agreement shall be in addition to all rights powers and remedies granted to Amdahl under any statute or rule of law. Any forebearance, failure or delay by Amdahl in exercising any right, power or remedy under this agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this agreement shall not preclude the further exercise thereof, and every right, power and remedy of Amdahl under this agreement shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument executed by Amdahl.

     11.  Costs and Expenses.  All costs and expenses (including reasonable
          ------------------
attorneys' fees) incurred by Amdahl in the exercise or enforcement of any right, power of remedy granted it under this agreement shall become part of the indebtedness secured hereunder and shall be payable immediately by the undersigned, without demand, and until paid shall bear interest at the minimum per annum rate of interest, compounded annually, required to avoid the imputation of interest income to Amdahl and compensation income to the undersigned under Section 483 or section 7872 of the Internal Revenue code.

     12.  Applicable Law.     This agreement shall be governed by and construed
          --------------
in accordance with the laws of the State of California and shall be binding upon the executors, administrators, heirs and assigns of the undersigned.

     13.  Severability.  If any provision of this agreement is held to be
          ------------
invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this agreement shall be affected thereby.

     IN WITNESS WHEREOF, this agreement has been executed by the undersigned on this _____day of ___________________, 1994.
                                         -


                                              _______________________________
                                    Address:  _______________________________
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